Barclays Americas Select Conference 2019 Bruce Van Saun Chief Executive Officer May 14, 2019 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Strong franchise with leading positions in attractive markets(1) Assets $161.3 Rank #13 Loans $117.6 Rank #11 Deposits $123.9 Rank #11 Footprint GDP above national average Personal consumption 43% higher than the national average Higher percentage of individuals with 4-year degrees or higher Higher percentage of households with income of $100K or above Top 5 deposit market share in 9 of our 10 largest MSAs(2) 83% of deposits in markets where we have top 5 position #2 deposit market share in New England(3) Top 5 rank in HELOC in 9/9 markets(4) #7 Overall Middle Market lead/joint lead bookrunner(5) Franchise highlights $ Billions See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. CFG non-branch location CFG branch location CFG Corporate Headquarters - Providence, RI Deposits from all 50 states Attractive footprint with large mass-affluent and affluent segments

Diversified and balanced business model(1) Commercial Coverage Commercial & Industrial Banking Commercial Real Estate Corporate Verticals Healthcare Technology Oil & Gas Aerospace & Defense Franchise Finance Products Loans and Deposits Capital Markets Global Markets M&A Advisory Treasury Solutions Equipment & Asset Based Lending Deposits $123.9 billion(3) Loans and Leases $117.6 billion(3) Consumer Commercial See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Consumer In Footprint Retail Deposit Services Mobile/Online Banking Mortgage(2) Home Equity Loans/Lines Wealth Management Business Banking Card/PERL(2) National Citizens Access® Auto Education Finance Card/Unsecured

Aiming for Excellence To help our customers, colleagues and communities reach their potential Objective is to be a top-performing bank that delivers well for all stakeholders Committed to excellence in every dimension Focused on long-term franchise value and consistent delivery of earnings growth and attractive returns Trusted advisor to our customers Strong leaders and best-in-class talent Build seamless, multi-channel and digitized customer experiences Advanced data & analytics drive insight, advice and tailored solutions Innovative, customer-centric organization Engage, inspire and develop our colleagues to deliver for our customers Enhance our communities through strength of the company and involvement of our colleagues Prudently grow and optimize our balance sheet Self-fund investments through efficiency and mindset of continuous improvement Utilize new technologies to deliver more effective outcomes at lower costs Good stewards of capital Strengthening our franchise while delivering results Mission Excellence in key areas Strong culture Financial discipline

Delivering on our commitments ~10.0-10.25% Underlying ROTCE(1) Underlying efficiency ratio(1) Common equity tier 1 ratio Continue to hit targets, raise the bar ü See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Peer average Adjusted CFG Underlying/Adjusted Return on tangible common equity (Return on average tangible common equity change) â 5% vs Peers Efficiency improvement (Efficiency ratio change) á 12.7% vs Peers Strong operating leverage (Positive operating leverage) EPS Growth (Earnings per common share diluted) Executive Summary---Positioning Citizens to Investors PPNR increase (Pre-provision net revenue) ` Strong execution of turnaround effort has led to outperformance vs peers(1) 4Q18 vs. 3Q13 á 194% vs Peers á 516 bps vs Peers á 38% vs Peers 977 bps 51.5% See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. -11.8% 89.6% 461 bps

“TOP” programs driving improvement in efficiency and effectiveness #2 Efficiency Ratio â 8% #2 #2 Executive Summary---Positioning Citizens to Investors Closing the gap to peers and building a high performing bank EPS ROTCE ’14-’18 CAGR 26% Generating impressive EPS growth by expanding capabilities and focusing on continuous improvement Narrowing gap to peers driven by strong loan growth, improving NIM & fees and capital normalization Strong Improvement(1) Observations See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. $s in billions, excluding EPS á 3% á 54% % Better than peers Performance rank (out of 10) Outpacing peers(2) #3 PPNR ’14-’18 CAGR 15% Driving strong revenue growth and positive operating leverage á 39%

% Better than peers #3 Deposits(3) Loans(3) Fee Income Net Interest Income Executive Summary---Positioning Citizens to Investors ’14-’18 CAGR 6% Reflects growth and balance sheet optimization initiatives Growth reflects organic investments and targeted M&A Prudent releveraging of the balance sheet post RBS; adding new customers Deposit growth keeping pace with loan growth Strong Improvement(1) Observations See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. ’14-’18 CAGR 6% Outpacing peers(2) $s in billions ’14-’18 CAGR 4% ’14-’18 CAGR 8% á 7% á 3% á 5% á 8% #4 #4 #2 Performance rank (out of 10) Closing the gap to peers and building a high performing bank

We have made consistent progress broadening our capabilities

Consumer Banking

Innovating for attractive growth	Created innovative merchant finance partnership platform with exceptional customer experience	Citizens Access – 1st regional bank to market with national digital platform
Have taken mortgage to the next level	Created **top-15** bank-owned mortgage platform, with over **440,000** households in **50** states serviced	
Consistently expanding our wealth platform	FAs vs. 2015: ↑~30 %; 1st regional bank to launch robo-advisor, Specifi™	HNW/Mass affluent/affluent household growth since 2015: ↑ 10%

Commercial Banking

Enhanced coverage model & expansion strategy	Delivering strong client acquisition and loan growth	~50+ New bankers since 2015; ↑ ~50% Net new clients since 2015
Growth in mid-corporate & industry verticals	Built out a strong corporate finance advisory model with 11 bankers and deep expertise in Industry Verticals	
Strengthened fee income capabilities	Gaining share, posting wins vs. mega-banks; Robust FX and interest rate capabilities	M&A advisory professionals 60+

Citizens Financial Group, Inc.

10

Committed to excellence in every dimension

Strong culture

- Commitment to colleagues and a meaningful work experience
- Building a diverse workforce with an inclusive culture
- Supporting communities via Citizens Charitable Foundation and colleague volunteerism

Commitment to customers

- Serving as trusted advisor
- #1 Temkin Consumer customer experience(1)
- Barlow 95% overall commercial customer satisfaction(2)

Best-in-class talent

- Top-flight management team and board
- Colleagues completed over 400,000 hours of training in 2018 to build skills and drive careers
- Adding new talent & skills
  - Stable headcount at ~18k over 5 years
  - Changed/invested in ~3,000 roles

Solid risk management

- Recapturing the value of franchise with prudent loan growth that leverages competitive strengths
- Maintain a highly disciplined risk appetite across Consumer & Commercial
- Credit metrics strong and compare well with peers

See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

11

Making the investments to position us favorably for the long-term Driving momentum with up-tiered talent and geographic expansion Enhancing product and advisory capabilities Improving client experience with new tools and data Deepening relationships Diversifying fee income Investing in future-oriented digital, data and technology platforms Continuing to drive improved efficiency and effectiveness through TOP and BSO initiatives Enhancing shareholder returns with prudent capital management Delivering continued strong credit performance through prudent risk appetite Targeting growth in HNW, Mass Affluent and Affluent segments Enhancing product and advisory capabilities; aiming to be ‘trusted advisor’ Improving customer experience through data analytics, branch modernization and enhanced customer journeys Investing to become a leader in digital capabilities Using new technologies to reduce cost to serve, improve experience Commercial Banking Enterprise Consumer Banking

Commercial Banking - highlights

$s in millions

Lead relationship growth[1]


~20% CAGR
122
149
192
210
2015
2016
2017
2018

- Successful expansion into Southeast and Texas
- Acquired ~1,050 net new clients since 2015
- Adding talent with 34 new producer hires during 2018
- Continued progress in diversifying fee income, with record 1Q19 capital markets fees up ~210% and record FX & IRP revenue up ~45% since 4Q15
- 2018 lead/joint lead transactions up 72% from 2015
- ~73% of lead/joint lead clients cross-sold Treasury Solutions products from 2015-2018

Capital Markets fee income


~20% CAGR
$104
$136
$194
$179
2015
2016
2017
2018

Global Markets


~13% CAGR
$76
$88
$95
$110
2015
2016
2017
2018
FX
IRP

Corporate credit card fee income


~21% CAGR
$21
$25
$32
$37
2015
2016
2017
2018

See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.™

13

Enhancing our platform - Commercial Recognition Enhancements Partnerships Simplified client experience, with new tools to manage data and help clients access information Enhanced treasury solutions capabilities to help clients improve efficiency and profitability More than doubled M&A advisory platform with broader industry expertise Launched award-winning newsletter, the Daily FiX, to help clients navigate and manage currency risk End-to-end workflow tool to improve speed of customer onboarding and collaboration Trade-finance solution to enable corporate clients to digitize traditionally paper based processes Launched Electronic Bill Presentment and Payment, a new digital payment system See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Best Treasury and Cash Management Bank(2) Overall Satisfaction Top-2 box score 95%(1) Foreign FiX online newsletter won 5 awards(3)

+10% Consumer Banking – highlights Investments in data analytics, digitization, branch modernization and customer journeys are driving positive customer & financial results Growing total households with a strategic focus on Mass Affluent/Affluent Serve 1.4 million HNW/Affluent/Mass Affluent in-footprint households – up 10% from 2015 Launched Platinum Checking, our core value proposition for Mass Affluent segment, in 2016 Enhanced fee income capabilities in Mortgage and Wealth Increasing fee income generation with enhanced capabilities # of Total Households +13% CAGR Noninterest income $s in millions See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. in millions Driving strong customer acquisition Generating strong DDA balance growth $s in billions $884 3.7 4.4 5.3 (1)

Enhancing our platform - Consumer Recognition(1) Enhancements Partnerships Ranked #1 Enhanced digital capabilities with Citizens Access®; raised $4.6 billion nationally as of 1Q19 Created top-15 bank owned mortgage servicer & originator with $89.3 billion servicing portfolio as of 1Q19 Augmented Wealth multi-segment advisory platform with recent acquisition – increased advisor base by 10% YoY Launched innovative merchant financing partnerships Accelerated branch network transformation strategy with focus on advisory format Built out compelling data analytics platform with focus on customization Ranked #2 Barlow CAMELSTM business banking Automated investing platform for Wealth customers Digital lending capability for small businesses Digital portal for resi-construction projects Platform for employer-matching of student loans Home shopping experience Digital mortgage application See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Investing in future-oriented digital services and technology platforms Adaptive security Open architecture Cloud Agile Modernize strategic platforms Data analytics Convert data into intelligence Deliver access to high quality data for decision-making Enhance customer acquisition Deliver personalized products, services and advice through all channels Prepare for emerging threats through trusted, simple and secure capabilities Deliver a platform that can adapt to future threats Adoption of Cloud delivery model ‘Cloud First’ approach to deliver agile, scalable, and low-cost solutions to evolving business needs Continuing to open up architecture with Middleware & APIs Develop an App Store-like ‘marketplace’ for secure collaboration Expedites product delivery and supports enhanced customer experience Minimize manual processes; Partners & FinTechs to contribute new functionality FinTech partnerships to accelerate path to market and enhance customer experiences Company-wide Agile delivery model supports development and delivery of new products and capabilities Provides early, predictable delivery, lower cost, better quality Delivering a customer-focused, adaptable, secure & resilient technology environment

Continuously streamlining expense base to self-fund required investments(1) Focus on top-line growth and expense discipline drives positive operating leverage $s in millions 7% ’14-18 CAGR Revenue Expense 3% Operating leverage ~$200 ~$140 ~$115 ~$115 ~$95-105 Top program benefits See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Prudently managing capital Continue to normalize our capital levels while delivering attractive returns to our shareholders through a combination of dividends (target payout 35-40%) and share repurchases Maintain flexibility to deploy capital for organic growth or targeted acquisitions Continue to optimize our capital structure through additional preferred issuances Capital priorities Capital ratio trend Jan. 2019 medium-term target of ~10% á28% CAGR Total capital return Growth in dividends per share á35% CAGR

Diversified portfolio with continued strong credit performance

$59.9 billion 4Q18 retail portfolio(1)



Non-Core
Other
Education InSchool
Education Refi
Credit Cards
Indirect Auto
Residential Mortgage
Home Equity
1%
6%
5%
10%
3%
20%
32%
23%

- Weighted-average FICO score of ~765
- ~75% collateralized
- ~80% of the retail real estate portfolio is 1st lien secured

$56.8 billion 4Q18 commercial portfolio(2)



Leases
Non-Core
Business Banking
CRE
C&I
4%
1%
5%
26%
64%

- Highly granular and diversified portfolio in terms of geography, industry, asset class and rating

CFG vs. Peers(3)



Retail NCO%
0.6% 0.5% 0.4% 0.4% 0.5%
0.5% 0.5% 0.4% 0.4% 0.5%
Retail NPL%
1.2% 1.1% 1.1% 1.0% 1.0%
1.0% 1.0% 0.9% 0.9% 0.9%
Commercial NCO%
0.1% 0.2% 0.1% 0.2% 0.2%
0.1% 0.0% 0.1% 0.2% 0.1%
Commercial NPL%
0.6% 0.6% 0.6% 0.5% 0.5%
0.5% 0.5% 0.5% 0.5% 0.4%
4Q17 1Q18 2Q18 3Q18 4Q18
CFG
Peers

See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

20

Strong credit-quality trends continue $s in millions Nonperforming loans Allowance for loan and lease losses Overall credit quality remains strong, reflecting growth in lower-risk retail portfolios and a stable risk profile in commercial (1) 25% decrease See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

We delivered a strong 1Q19 and maintain a positive 2019 outlook Citizens 1Q19 results highlight disciplined execution and continued momentum Delivered EPS growth of 18% YoY, 19% on Underlying basis(1) 13.0% ROTCE, 13.1% on Underlying basis(1) 59.0% efficiency ratio, 58.7% on Underlying basis(1) Operating leverage of 2.6% YoY, 5.0% on Underlying basis before Acquisitions(1) Capital and credit position remains robust 10.5% CET1 ratio permits strong loan growth and attractive returns to shareholders(1) Credit quality remains excellent Good progress across the board in delivering strategic initiatives Investments and approach delivering record fees in Capital Markets and FX/IRP revenues Significant success with Citizens Access®: $4.6 billion in deposits in 8.5 months Several merchant partnerships in the pipeline Executing well on TOP 5; commenced effort on TOP 6 Significant strategy work progressing, with focus on driving future revenue See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Looking forward Success will be driven by what got us here today Continued investments in our future Strong and experienced board and leadership team, best-in-class talent Commitment to excellence in every dimension Proven execution ability Focus on our customers Long-term positioning to deliver earnings growth and attractive returns Confident that we can continue to perform well and drive toward becoming a top performing regional bank that delivers well for its stakeholders Enterprise-wide initiatives drive improvement in performance TOP - Rigorous efficiency and revenue growth program to drive performance and allow self-funding of investments BSO - Recycle capital into more accretive growth and relationship categories; grow higher risk-adjusted return asset portfolios, optimize deposits Growth mindset: innovating to source new customers and revenue streams (e.g., Student Refinancing, Merchant POS Financing) Building fee capabilities organically and through targeted acquisitions Relentless focus on our expense base through customer journeys, lean and agile development and process automation Significant investments in new technologies, data analytics, seamless integration of digital and physical distribution, customer experience and broadening capabilities

Key messages Strong franchise with leading positions in attractive markets Achieved IPO-based objectives and elevated our targets Robust balance sheet position with focus on disciplined capital allocation Credit quality and key coverage metrics remain strong Continuing to grow more attractive risk-adjusted return portfolios and controlling deposit costs Continued good progress across the board in delivering strategic initiatives Consumer: focusing on data analytics, digital strategy, deepening relationships with target segments, positioning our distribution for the future, and delivering on customer journeys and simple experiences Commercial: focusing on adding and scaling new products, capabilities, and technology platforms; delivering in an efficient and client-centric manner, optimizing the balance sheet and driving fee income Broadening capabilities: Citizens Access®, Clarfeld Financial Advisors and Bowstring Advisors (M&A) Competing effectively against mega-banks and regional peers Record fees in Capital Markets and FX/IRP; continue to grow mass affluent/affluent consumer households Focusing on strategic cost transformation program that will ensure continued operating leverage while improving capabilities and providing funding for further strategic growth investments

Appendix / Key performance metrics, Non-GAAP financial measures and reconciliations

Highly disciplined on credit: diversified and granular core loan mix

$s in billions

Core retail portfolio refreshed FICOs improved YoY[1]



$57.4
$59.0
<640
640-679
680-739
740-799
800+
6%
6%
19%
33%
36%
6%
5%
18%
33%
38%
+2% YoY
4Q17
4Q18

Super prime/prime-focused retail portfolio

- Core mortgage – FICO ~790; CLTV of ~60%
- Core home equity – FICO ~765; 53% 1st lien
- Auto – FICO ~730
- Education lending – FICO ~780
- Unsecured portfolio - FICO ~750
  - $2.0 billion credit card portfolio - FICO ~740
  - $1.6 billion personal unsecured - FICO ~765
  - $1.5 billion merchant finance portfolio - FICO ~760, plus benefit of loss-sharing arrangements

Core commercial portfolio risk-ratings improved YoY[1]



$51.2
$56.0
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
60%
23%
3%
14%
56%
27%
+4% YoY
4Q17
4Q18

Granular and diversified portfolio

- Continue to gain share in Mid-corporate segment with generally higher ratings
- Remain underweight CRE vs. peers
- 80% of the CRE portfolio is project-secured lending
  - 58% represented by income-producing projects
  - 16% REITs, with a particular focus on mid-caps

See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

26

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

1Q19 after-tax notable items include the $4 million after-tax impact of notable items primarily tied to the integration of Franklin American Mortgage Company ("FAMC"). 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP V efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration. 4Q17 after-tax notable items reflect a $10 million gain on a TDR portfolio sale offset by $11 million of other notable items ("TDR Transaction II") and a $331 million benefit relating to the December 2017 Tax Legislation, partially offset by $13 million of other notable items. Full- year 2017 notable items also include the 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable. References to loan growth are on an average basis unless otherwise noted.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Any mention of EPS refers to diluted EPS.

Notes on slide 3- Solid franchise with large mass-affluent and affluent segments

1. Period-end balances as of March 31, 2019, loan balances exclude loans held for sale. Ranking based on 4Q18 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
2. Source: FDIC, June 2017. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3. Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions.
4. According to Equifax; origination volume as of 1Q19.
5. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 1Q19 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

Notes on slide 4 - Diversified and balanced business model

1. Period-end balances as of March 31, 2019.
2. Includes select originations outside the traditional branch banking footprint.
3. Consumer/Commercial deposit and loan mix percentages exclude non-core loans and leases of $2.3 billion and deposits of $7.8 billion in Other.

Notes on slide 6 - Delivering on our commitments

1. See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 7 - Strong execution of turnaround effort has led to outperformance vs peers

1. See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 8,9 - Closing the gap to peers and building one a high performing bank

1. See above note on key performance metrics and non-GAAP financial measures.
2. U.S. superregional peer group of 10 banks per CFG proxy statement.
3. Represent period-end balances.

Notes on slide 11 - Committed to excellence in every dimension

1. 2018 Temkin Experience Rating, U.S. March 2018.
2. Barlow Associates Annual Voice of Client Survey for all Corporate Banking, 2018 (Top-2 box score).

Notes on slide 13 - Commercial Banking - highlights

1. Lead left and Joint Lead Arranger Transactions.

Notes on slide 14 - Enhancing our platform - Commercial

1. Barlow Research 2018 Voice of the Customer Survey (Top 2 Box score).
2. Citizens Bank awarded Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic and Midwest regions .
3. IAC is the Internet Advertising Competition. The Gold award from the Financial Communications Society is for B2B Digital Media: App & Tools category.

Notes on slide 15 - Consumer Banking - Highlights

1. For consistency, 2015 GAAP results for non-interest income in Consumer Banking are adjusted for the $26 million impact of a change in accounting for card rewards that occurred in 1Q16.

Citizens Financial Group, Inc.™
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Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

1Q19 after-tax notable items include the $4 million after-tax impact of notable items primarily tied to the integration of Franklin American Mortgage Company ("FAMC"). 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP V efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration. 4Q17 after-tax notable items reflect a $10 million gain on a TDR portfolio sale offset by $11 million of other notable items ("TDR Transaction II") and a $331 million benefit relating to the December 2017 Tax Legislation, partially offset by $13 million of other notable items. Full- year 2017 notable items also include the 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable. References to loan growth are on an average basis unless otherwise noted.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Any mention of EPS refers to diluted EPS.

Notes on slide 16 - Enhancing our platform - Consumer

1. Recognition is as follows:
   - 2018 Temkin Experience Rating, U.S. March 2019
   - Barlow CAMELSTM Score represents Small Business Banking with >$100,000 & < $10 million in annual revenue with a composite CAMELSTM score of 57; (1Q2016-4Q2017). The Barlow Research CAMELSTM score looks at total banking experience as measured in six performance components: channel satisfaction, attitude toward their bank, management of relationships, error avoidance, loyalty product cross-sell ratios and selling performance.
   - Money magazine's Best Bank for College Students in the Northeast.
   - Celent Model Wealth Manager Platform Award for SpeciFi®
   - Award for Citizen Bank's Digital Business Loan Collaboration with Fundation.

Notes on slide 18 - Continuously streamlining expense base to self-fund required investments

1. See above note on key performance metrics and non-GAAP financial measures

Notes on slide 20 - Diversified portfolio with continued strong credit performance

1. Source: Company data. Portfolio balances loan category, NCO and NPL data, FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of December 31, 2018, as applicable.
2. Commercial portfolio product data based on Federal Reserve Board product definitions.
3. Source: SNL Financial. Product view - regulatory reporting basis. Peer banks include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. NPL% equals nonaccrual loans plus 90+ days past due and still-accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.

Notes on slide 21 - Strong credit-quality trends continue

1. Allowance for loan and lease losses to non-performing loans and leases.

Notes on slide 22 - We delivered a strong 1Q19 and maintain a positive 2019 outlook

1. See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 26 - Highly disciplined on credit: diversified and granular core loan mix

1. Source: Company data. Portfolio balances as of December 31, 2018. Refreshed FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications reflects most recently available data. Consumer credit quality data as of November 30, 2018, as applicable. Commercial credit quality data as of December 31, 2018, as applicable. Risk ratings represent rating agency-equivalent ratings of borrowers based on CFG's internal probability of default risk ratings.

Notes on slide 29 - 2014-2018 GAAP Summary

1. See above note on key performance metrics and non-GAAP financial measures.

Citizens Financial Group, Inc.™

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2014-2018 GAAP financial summary See pages 27-28 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

1Q19 GAAP financial summary

Key performance metrics, Non-GAAP financial measures and reconciliations, Underlying $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations, Underlying $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding FAMC $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions $s in millions, except share, per share and ratio data